COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this "Copyright Security Agreement") is made this 6th day of May, 2009, between PLATINUM STUDIOS, INC., a California corporation ("Debtor"), and SCOTT ROSENBERG, an individual ("Secured Party").

W I T N E S S E T H:

WHEREAS, Secured Party has made financial accommodations available to Debtor and may in the future make additional financial accommodations to Debtor; and

WHEREAS, in order to secure the financial accommodations described above, Debtor has executed and delivered to Secured Party that certain Security Agreement dated as of May 6, 2009 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement");

WHEREAS, pursuant to the Security Agreement, Debtor is required to execute and deliver to Secured Party this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Debtor hereby grants to Secured Party a continuing first priority security interest in all of Debtor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Copyright Collateral"):

(a) all of Debtor's Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all reissues, continuations or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by Debtor against third parties for past, present or future infringement or dilution of any Copyright or any Copyright licensed under any Intellectual Property License.

3. SECURITY FOR OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Debtor to Secured Party whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving Debtor.

4. SECURITY AGREEMENT. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to Secured Party pursuant to the Security Agreement. Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

5. AUTHORIZATION TO SUPPLEMENT. Debtor shall give Secured Party prompt notice in writing of any additional United States copyright registrations or applications therefor after the date hereof. Debtor hereby authorizes Secured Party unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of Debtor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Secured Party's continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. In proving this Copyright Security Agreement or any other Loan Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Debtor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLATINUM STUDIOS, INC.,
a California corporation

By: [signature]

Name: BRIAN ALTOUNIAN

Title: PRESIDENT & COO

ACCEPTED AND ACKNOWLEDGED BY:

____

SCOTT ROSENBERG

IN WITNESS WHEREOF, Debtor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLATINUM STUDIOS, INC.,
a California corporation

By: ______________________________

Name: ____________________________

Title: _____________________________

ACCEPTED AND ACKNOWLEDGED BY:

____
SCOTT ROSENBERG

5-6-05

<u>SCHEDULE I</u>
TO
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Debtor	Country	Copyright	Registration No.	Registration Date
Platinum Studios, Inc.	USA	Ghosting	PAu002298050	5/7/1998
Platinum Studios, Inc.	USA	Million Dollar Heroes	PAu002486755	4/5/2000
Platinum Studios, Inc.	USA	Cowboys and Aliens	VAu00349417	5/19/1997
Platinum Studios, Inc.	USA	Cowboys and Indians	VAu00407412	2/4/1998
Platinum Studios, Inc.	USA	Atlantis Rising	VAu000405231	9/4/1997
Platinum Studios, Inc.	USA	Ghosting	VAu000433220	6/8/1998
Platinum Studios, Inc.	USA	Cowboys & Aliens	VA0001656427	2/19/2008
Platinum Studios, Inc.	USA	After Life	TXu001273854	10/3/2005
Platinum Studios, Inc.	USA	Age of Kings	VAu000676292	8/26/2005
Platinum Studios, Inc.	USA	Alien at Large	TXu001269741	10/3/2005
Platinum Studios, Inc.	USA	Arch's Enemy	TXu001260995	10/3/2005
Platinum Studios, Inc.	USA	Babies From Hell	TXu001269743	10/3/2005
Platinum Studios, Inc.	USA	Barry Ween, Boy Genius	TXu001271854	10/18/2005
Platinum Studios, Inc.	USA	Biff Spartacus	TXu001261017	10/3/2005
Platinum Studios, Inc.	USA	Big Amoeba	TXu001266916	10/3/2005
Platinum Studios, Inc.	USA	Big Badz.	TXu001266912	10/3/2005
Platinum Studios, Inc.	USA	Blood Letters	TXu001266913	10/3/2005
Platinum Studios, Inc.	USA	Blood Nation	TXu001273860	10/3/2005
Platinum Studios, Inc.	USA	Bone Hill	TXu001269748	10/3/2005
Platinum Studios, Inc.	USA	Bone Saw	TXu001268016	10/3/2005
Platinum Studios, Inc.	USA	Casting Shadows	TXu001260899	10/3/2005
Platinum Studios, Inc.	USA	Coin	TXu001269749	10/3/2005
Platinum Studios, Inc.	USA	Complex	TXu01269740	10/3/2005
Platinum Studios, Inc.	USA	Conviction	TXu001269742	10/3/2005
Platinum Studios, Inc.	USA	Creature Force	TXu001269747	10/3/2005
Platinum Studios, Inc.	USA	Creepsville	TXu001269744	10/3/2005

Platinum Studios, Inc.	USA	Cupid Sparrow	TXu001269745	10/3/2005
Platinum Studios, Inc.	USA	Dwellers	TXu001269746	10/3/2005
Platinum Studios, Inc.	USA	Dylan Dog	TXu001277799	10/11/2005
Platinum Studios, Inc.	USA	Early McKay versus the Morpheus Machine	TXu001271855	10/3/2005
Platinum Studios, Inc.	USA	ESPD	TXu001271856	10/3/2005
Platinum Studios, Inc.	USA	Extreme Idiotz	TXu001266917	10/3/2005
Platinum Studios, Inc.	USA	Fairy Force	TXu001268019	10/3/2005
Platinum Studios, Inc.	USA	A Family Affair	TXu001266906	10/3/2005
Platinum Studios, Inc.	USA	Girl out of Water	TXu001266910	10/3/2005
Platinum Studios, Inc.	USA	The Hunter	TXu001266918	10/3/2005
Platinum Studios, Inc.	USA	In-Law and Order	TXu001268025	10/3/2005
Platinum Studios, Inc.	USA	Jest Cause	TXu001273858	10/3/2005
Platinum Studios, Inc.	USA	Kung Fu Baby	TXu001268023	10/3/2005
Platinum Studios, Inc.	USA	Legs Weaver	TXu001267696	10/18/2005
Platinum Studios, Inc.	USA	Lightning-Shaper	TXu001268020	10/3/2005
Platinum Studios, Inc.	USA	Macabre	TXu001268021	10/3/2005
Platinum Studios, Inc.	USA	Macroverse	TXu001160045	10/5/2005
Platinum Studios, Inc.	USA	Mal Chance	TXu001271857	10/3/2005
Platinum Studios, Inc.	USA	Meet the Haunteds	TXu001268079	10/5/2005
Platinum Studios, Inc.	USA	The Mirror	TXu001268024	10/3/2005
Platinum Studios, Inc.	USA	Nathan Never	TXu001267697	10/18/2005
Platinum Studios, Inc.	USA	Nightfall	TXu001273851	10/3/2005
Platinum Studios, Inc.	USA	Only Hope Remained	TXu001266919	10/3/2005
Platinum Studios, Inc.	USA	Paladins	TXu001266908	10/3/2005
Platinum Studios, Inc.	USA	Play Dead	TXu001268018	10/3/2005
Platinum Studios, Inc.	USA	The Proxy	TXu001273859	10/3/2005
Platinum Studios, Inc.	USA	Secret Santa	TXu001266905	10/3/2005
Platinum Studios, Inc.	USA	Seen	TXu001266915	10/3/2005
Platinum Studios, Inc.	USA	Sk8Hawks	TXu001268017	10/3/2005
Platinum Studios, Inc.	USA	Socorro	TXu001271979	10/3/2005
Platinum Studios, Inc.	USA	Sol Walkers	TXu001266911	10/3/2005
Platinum Studios, Inc.	USA	Soulmaker	TXu001273857	10/3/2005
Platinum Studios, Inc.	USA	Spaced	TXu001273856	10/3/2005

Platinum Studios, Inc.	USA	Super Spy	TXu001266909	10/3/2005
Platinum Studios, Inc.	USA	Super Wedding	TXu001272004	10/3/2005
Platinum Studios, Inc.	USA	The Taking of Happyland	TXu001261492	10/5/2005
Platinum Studios, Inc.	USA	Threads	TXu001266904	10/5/2005
Platinum Studios, Inc.	USA	Undercover Clown	TXu001268022	10/3/2005
Platinum Studios, Inc.	USA	Warhead & Peacenik	TXu001273855	10/5/2005
Platinum Studios, Inc.	USA	Weird Adventure in Unemployment	TXu001273853	10/3/2005
Platinum Studios, Inc.	USA	Whisper King	TXu001273852	10/3/2005
Platinum Studios, Inc.	USA	Zoonatics	TXu001266907	10/5/2005
Platinum Studios, Inc.	USA	Age of Kings	Pending	8/23/2005
Platinum Studios, Inc.	USA	Platinum Macroverse	Pending	9/12/2005
Platinum Studios, Inc.	USA	Enraged	Pending	--
Platinum Studios, Inc.	USA	Trace of Chalk	Pending	--
Platinum Studios, Inc.	USA	Taxi: La Fosa del Diablo	Pending	--
Platinum Studios, Inc.	USA	Rails	Pending	--
Platinum Studios, Inc.	USA	G-Men	Pending	--
Platinum Studios, Inc.	USA	Indestructible Man	Pending	--
Platinum Studios, Inc.	USA	Sidekicks	Pending	--
Platinum Studios, Inc.	USA	Working Stiffs	Pending	--
Platinum Studios, Inc.	USA	Cosmic Reign	Pending	--

Copyright Licenses

None